UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2016

Sport Endurance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-161943	26-2754069
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1890 South 3850 West, Salt Lake City, UT	84104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 511-9018

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Item 9.01                      Financial Statements and Exhibits

SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On January 8, 2016, Michael S. Morrow submitted his resignation as the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sport Endurance, Inc.

By:	/s/ Michael S. Morrow
Name:	Michael S. Morrow
Title:	Immediate Past President

Dated:	January 8, 2016